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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT:  JULY 29, 1997



                         MORRISON KNUDSEN CORPORATION
                (formerly Washington Construction Group, Inc.)


                        Commission File Number 1-12054



                            A Delaware corporation

                  IRS Employer Identification No. 33-0565601



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000


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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On July 29, 1997, the Company announced that D. L. Brigham was named Vice President and Controller and Frank S. Finlayson was elected Vice President and Treasurer of the Company. (See the attached press release dated July 29, 1997 filed as Exhibit 99.1 hereto and incorporated herein by this reference.)

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORRISON KNUDSEN CORPORATION


August 11, 1997                                /s/ Stephen G. Hanks
                                        By:  ---------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President, Chief
                                             Legal Officer and Secretary